LOUISIANA-PACIFIC CORPORATION

                         1991 EMPLOYEE STOCK OPTION PLAN

         1. Purpose. The continued growth and success of Louisiana-Pacific Corporation (the "Corporation") are dependent upon its ability to retain the services of key employees of the highest competence and to provide incentives for effective service and superior performance. The purpose of this 1991 Employee Stock Option Plan (the "Plan") is to provide an incentive to certain key employees of the Corporation and its subsidiaries (as hereinafter defined) to continue in their employment and also to afford them the opportunity to acquire, or increase, stock ownership in the Corporation in order that they may have a direct proprietary interest in its success. Options granted under the Plan shall be nonqualified options which are not intended to qualify as incentive stock options under Section 422A of the Internal Revenue Code.

         2. Stock. The stock subject to option and other provisions of the Plan shall be shares of the Corporation's authorized but unissued, or reacquired, $1 par value common stock ("Common Stock"). The total number of shares of Common Stock with respect to which options may be granted shall not exceed in the aggregate 1,000,000, provided that such aggregate number of shares shall be subject to adjustment in accordance with the provisions of paragraph 5(g).

         In the event that any outstanding option under the Plan shall be canceled or terminate or expire prior to the end of the period during which options may be granted under the Plan, the shares of Common Stock allocable to the unexercised portion of such option may be made the subject of additional options and stock appreciation rights granted under the Plan.

         3. Administration; Grant of Options and Stock Appreciation Rights.

         (a) The Plan shall be administered by the Board of Directors of the Corporation; however, any action relating to the Plan may be taken by the Board of Directors only if a majority of the Board of Directors and a majority of the directors acting in the matter are disinterested persons. The term "disinterested person" as used in this Plan shall have the meaning ascribed to it in the rules and regulations promulgated by the Securities and Exchange Commission pursuant to Section 16 of the Securities Exchange Act of 1934 (the "Exchange Act").

         (b) In administering the Plan, the Board of Directors may adopt, amend and rescind rules and regulations for carrying out the Plan. The interpretation and decision of the Board of Directors with regard to any question arising under the Plan shall be final and conclusive. No member of the Board of Directors shall be liable for any action taken or determination made in good faith with respect to the Plan or to any options or stock appreciation rights granted pursuant to the Plan.




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         (c) Subject to the provisions of paragraph 3(a), the Board of Directors shall grant options and stock appreciation rights pursuant to the Plan. Options or stock appreciation rights may be granted to the same employee on more than one occasion. Options may be granted without related stock appreciation rights. Stock appreciation rights may be granted only with respect to a related option.

         (d) Pursuant to the bylaws of the Corporation, the Board of Directors may designate a committee of not less than three directors, all of whom shall be "disinterested persons" as that term is defined in paragraph 3(a), which, in lieu of the Board of Directors, shall have full authority pursuant to the foregoing subparagraphs (a), (b) and (c) of paragraph 3, or such lesser authority as the Board of Directors may provide in such designation. To the extent of such designation, any reference to "Board of Directors" in the Plan shall be deemed to refer to such committee.

         4. Eligibility. The individuals who shall be eligible to participate in the Plan shall be such salaried employees (including officers who may also be directors) of the Corporation or of any corporation in which the Corporation owns, directly or indirectly, stock possessing more than 50 percent of the total combined voting power of all classes of stock (such a corporation being herein called a "subsidiary") as the Board of Directors shall determine.

         5. Terms and Conditions of Options. Options granted pursuant to the Plan shall be evidenced by agreements in such form as the Board of Directors shall from time to time approve, which agreements shall comply with and be subject to the following terms and conditions:

         (a) Payment: Upon exercise of an option, in whole or in part, the option price for shares to which the exercise relates shall be paid in full in cash; except that

                  (1) shares to be issued pursuant to exercise of stock appreciation rights pursuant to paragraph 11, if any, shall be issued without any cash payment by the optionee; and

                  (2) the Board of Directors may, in its discretion, designate an option, at the time of grant or thereafter, as eligible for alternative methods of payment of the option price on the following terms and conditions:

                           (A) Method of Payment: Payment of the option price of
                  shares subject to an option so designated may be made, at the election of the optionee, either in cash or by delivering to the Corporation shares of Common Stock having a fair market value equal to the option price, or any combination of cash and Common Stock having a combined value equal to the option price. Shares of Common Stock may not be used in payment or partial payment unless an option for at least 2,000 shares is being exercised.




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                           (B)  Payment  in Common  Stock:  Payment in shares of
                  Common Stock shall be made by delivering to the Corporation certificates, duly endorsed for transfer, representing shares of Common Stock having an aggregate fair market value on the date of exercise equal to that portion of the option price which is to be paid in Common Stock. The fair market value of a share of Common Stock on the date of exercise shall be deemed to be the closing price per share of Common Stock on the New York Stock Exchange on the date of exercise or, if no sale of Common Stock shall have been made on that Exchange on that date, on the next preceding business day on which there was a sale of such stock on that Exchange.

                           (C) Fractional Shares: Whenever payment of the option
                  price would require delivery of a fractional share, the optionee shall deliver the next lower whole number of shares of Common Stock and a cash payment shall be made by the optionee for the balance of the option price.

                           (D) Limitations on Exercises: The Corporation may, in
                  the discretion of its Board of Directors, refuse to permit repeated and successive exercises of options, payment of which is to be made in Common Stock, if the effect of such exercise would be to excessively compound or pyramid the number of shares of Common Stock owned by the optionee.

         (b) Number of Shares: The option shall state the total number of shares of Common Stock subject thereto.

         (c) Option Price: The option price shall be not less than 85 percent of the fair market value of the shares of Common Stock on the date of the granting of the option. The fair market value of a share of Common Stock on any such date is defined as the closing price per share thereof on the New York Stock Exchange on that date or, if no sale of Common Stock shall have been made on that Exchange on that date, on the next preceding business day on which there was a sale of such stock on that Exchange.

         (d) Term of Option: Each option granted under the Plan shall expire not more than ten years from the date the option is granted.

         (e) Date of Exercise: Any option may be exercised at any time following the expiration of six months after the date of grant, in whole or in part, unless the Board of Directors shall provide that an option may not be exercised by the optionee, in whole or in part, for any period or periods of time; provided, however, that no option shall be exercisable in part with respect to a number of shares fewer than 100. An option agreement may, in the discretion of the Board of Directors, provide that an option will become immediately and fully exercisable (i) in the event of death of the optionee or (ii) upon the occurrence of a change of control of the Corporation. For purposes of the Plan, a change of control shall be deemed to occur if (x) any person or group, together with its affiliates and associates (other than the Corporation or any of its subsidiaries or employee benefit plans),



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acquires  direct or indirect  beneficial  ownership of 20 percent or more of the then outstanding shares of Common Stock or commences a tender or exchange offer for 30 percent or more of the then outstanding shares of Common Stock, or (y)
the   Corporation  is  to  be  liquidated  or  dissolved.   The  terms  "group,"
"affiliates," "associates" and "beneficial ownership" shall have the meanings ascribed to them in the rules and regulations promulgated under the Exchange Act.

         (f) Termination of Employment: In the event that an optionee's employment by the Corporation shall terminate, his option shall terminate three months following the date of termination of his employment; however, if the employee shall die while in the employ of the Corporation during a period of continuous employment by the Corporation, which includes the date on which the option was granted, his estate, personal representative or beneficiary shall have the right, subject to the provisions of paragraph 5(e), to exercise his option at any time within 12 months from the date of his death, notwithstanding the option term specified pursuant to paragraph 5(d). Whether an authorized leave of absence or absence on military or government service shall constitute a termination of employment for the purposes of the Plan shall be determined by the Board of Directors. For purposes of this paragraph, optionee's employment by a subsidiary shall be deemed to be employment by the Corporation.

         (g) Recapitalization: In the event of any change in capitalization which affects the Common Stock, whether by stock dividend, stock distribution, stock split, subdivision or combination of shares, merger or consolidation or otherwise, such proportionate adjustments, if any, as the Board of Directors in its discretion deems appropriate to reflect such change shall be made with respect to the total number of shares of Common Stock in respect of which options may be granted under the Plan, the number of shares covered by each outstanding option, and the exercise price per share under each such option; however, any fractional shares resulting from any such adjustment shall be eliminated.

         A dissolution of the Corporation, or a merger or consolidation in which the Corporation is not the resulting or surviving corporation (or in which the Corporation is the resulting or surviving corporation but becomes a subsidiary of another corporation), shall cause every option outstanding hereunder to terminate concurrently with consummation of any such dissolution, merger or consolidation, except that the resulting or surviving corporation (or, in the event the Corporation is the resulting or surviving corporation but has become a subsidiary of another corporation, such other corporation) may, in its absolute and uncontrolled discretion, tender an option or options to its shares on terms and conditions, both as to number of shares and otherwise, which will substantially preserve the rights and benefits of any option then outstanding hereunder.

         In the event of a change in the Corporation's presently authorized Common Stock which is limited to a change of all its presently authorized shares with par value into the same number of shares with a different par value or into the same number of shares without par value, the shares resulting from any such change shall be deemed to be Common Stock within the meaning of this Plan.



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         (h)  Transferability:  No option, stock appreciation right or any other right under the Plan shall be assignable or transferable other than by will or the laws of descent and distribution. During an optionee's lifetime, only he or his guardian or legal representative may exercise any such option or right.

         (i) Employee's Agreements: Each option shall agree to remain in the employ of and to render his services to the Corporation or a subsidiary for a period of one year from the date of grant of the option.

         (j) Rights as a Stockholder: An optionee shall have no rights as a stockholder with respect to shares covered by his option until the date of the issuance or transfer of the shares to him and only after such shares are fully paid. Except as provided in paragraph 5(g) no adjustment shall be made for dividends or other rights for which the record date is prior to the date of such issuance or transfer.

         (k) Provision for Taxes: It shall be a condition to the Corporation's obligation to issue or reissue shares of Common Stock upon exercise of any option or any related stock appreciation rights that the optionee pay, or make provision satisfactory to the Corporation for payment of, any federal and state income and other taxes which the Corporation is obligated to withhold or collect with respect to the issue or reissue of such shares.

         (l) Other Provisions: The option agreements shall contain such other provisions as the Board of Directors shall deem advisable.

         6. Effective Date and Term of Plan. Options may be granted pursuant to the Plan from time to time beginning February 3, 1991, the date of adoption of the Plan by the Board of Directors of the Corporation. The Plan shall continue in effect until options have been granted covering all available shares of Common Stock as specified in paragraph 2 or until the Plan is terminated by the Board of Directors, whichever is earlier, except as provided below.

         The Plan shall be subject to approval by the affirmative vote of the holders of at least a majority of the securities of the Corporation present, or represented by proxy, and entitled to vote at a meeting (to be duly held in accordance with the applicable laws of the state of Delaware) for which proxies are solicited substantially in accordance with rules and regulations, if any, as are then in effect under Section 14(a) of the Exchange Act, which approval must occur within twelve months after said date of adoption of the Plan by the Board of Directors. Options and stock appreciation rights granted pursuant to the Plan prior to such approval shall be subject to such approval.

         7. Amendment or Termination. The Board of Directors may alter, amend, suspend or terminate the Plan at any time. Amendments to the Plan shall be subject to stockholder approval to the extent required to comply with any exemption to the short-swing profit provisions of Section 16(b) of the Exchange Act pursuant to rules and regulations promulgated thereunder or with the rules and regulations of any securities exchange on which



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the Common  Stock is listed.  Expiration  or  termination  of the Plan shall not affect outstanding options or stock appreciation rights except as provided in paragraph 6. The Board of Directors may also modify the terms and conditions of any outstanding option, subject to the consent of the optionee and consistent with the provisions of the Plan.

         8. Application of Proceeds. The proceeds received by the Corporation from the sale of Common Stock pursuant to options shall be available for general corporate purposes.

         9. No Obligation to Exercise Option. The granting of an option shall impose no obligation upon the optionee to exercise the same, in whole or in part.

         10. Restrictions on Exercise. Any provision of the Plan to the contrary notwithstanding, no option granted pursuant to the Plan shall be exercisable at any time, in whole or in part, (i) prior to the shares of Common Stock subject to the option being authorized for listing on the New York Stock Exchange, or
(ii) if issuance and delivery of the shares of Common Stock subject to the option would be in violation of any applicable laws or regulations.

         11.      Stock Appreciation Rights.

         (a) Grant of Stock Appreciation Rights: Stock appreciation rights may be granted, in connection with all or any put of any option granted under the Plan, either at the time of the grant of the option or at any time thereafter during the term of the option. The number of stock appreciation rights granted to an optionee shall not exceed the number of shares of Common Stock which the optionee may purchase upon exercise of a related option or options granted to him under the Plan.

         (b)      Exercise and Termination of Stock Appreciation Rights:

                  (1) A holder of stock appreciation rights may exercise such rights, in whole or in part, in lieu of exercise of his related option, or any part thereof, to the extent the option is then exercisable and unexercised; in which event the optionee shall (i) surrender his option with respect to a number of shares equal to the number of stock appreciation rights exercised, and (ii) receive the number of shares of Common Stock or amount of cash determined pursuant to paragraph 11(c)(3). The number of shares of Common Stock available for the grant of future options and stock appreciation rights under the Plan shall be reduced by the number of shares with respect to which an option is so surrendered.

                  (2) Upon any exercise of an option or the related stock appreciation rights, both the number of shares subject to the option and the number of the optionee's stock appreciation rights shall be reduced by (i) the number of shares as to which the option is exercised, or (ii) the number of stock appreciation rights exercised. Upon expiration or termination of an optionee's option, his stock appreciation rights granted in connection therewith shall also terminate or expire and may no longer be exercised.



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         (c)  Terms  and  Conditions  of  Stock   Appreciation   Rights:   Stock
appreciation rights granted to an optionee pursuant to the Plan shall be evidenced by an agreement and shall be subject to the following terms and conditions, and to such other terms and conditions not inconsistent with the Plan as shall from time to time be provided by the Board of Directors:

                  (1) Stock appreciation rights may be exercised at the election of the holder at such time or times, and to the same proportionate extent that the option to which they relate shall be exercisable.

                  (2) In the event of any adjustment, pursuant to paragraph 5(g), in the number of shares of Common Stock subject to an option granted under the Plan, the number of stock appreciation rights granted thereunder in connection with such option shall be proportionately adjusted.

                  (3) Upon exercise of stock appreciation rights, in consideration of the surrender or partial surrender of his related option and services theretofore rendered to the Corporation or a subsidiary, the holder thereof shall be entitled to receive, with respect to each such right, an amount equal to the difference between:

                           (A) The fair market  value of a share of Common Stock
                  at the time of exercise, and

                           (B) The per share option price for the shares subject
                  to the related option and the stock appreciation right being exercised; however, if paid in cash such amount shall not exceed twice such per share option price.

         Such amount shall be payable as the optionee shall elect, in cash, shares of Common Stock or any combination thereof; however, the Board of Directors shall have sole discretion to consent to or disapprove any election to receive cash in full or partial payment of such amount. Such consent or disapproval may be given at any time after the election to which it relates and no amount shall be paid in cash prior to action by the Board of Directors consenting to such payment. If the optionee is to receive all or a portion of such amount in shares, the number of shares shall be determined by dividing such amount or portion thereof by the fair market value of one share of Common Stock at the time of exercise. If the number of shares so determined is not a whole number, such number shall be reduced to the next lower whole number.

         For purposes of this paragraph 11(c)(3), the fair market value of a share of Common Stock at the time of exercise of a stock appreciation right shall be (i) in the case of any such right exercised during the period specified in Rule 16b-3(e)(3)(iii) under the Exchange Act (or any successor rule) (a
"window period"), the fair market value of the Common Stock for such window period as designated by the Board of Directors in its discretion, which value shall not exceed the highest daily closing price per share of Common Stock on the New York Stock Exchange during such window period and shall be not less than the arithmetic mean of the closing price per share of the Common Stock on the New York Stock Exchange during



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such window period,  or (ii) in all other cases,  the closing price per share of
Common Stock on the New York Stock Exchange on the date of exercise or, if no sale of Common Stock shall have been made on that Exchange on that date, on the next preceding business day on which there was a sale of such stock on that Exchange.




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